                                                                    Exhibit 32.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of Tropical Sportswear
Int'l  Corporation  (the "Company") for the quarter ended April 3, 2004 as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),
I, Michael Kagan, Chief Executive Officer of the Company,  certify,  to the best of my knowledge,  pursuant to 18 U.S.C.ss.  1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies  with the  requirements  of  Section
                  13(a) or 15(d) of the  Securities  Exchange  Act of 1934;  and

         (2)      The  information  contained in the Report fairly presents,  in all material  respects,  the  financial  condition and results of operations of the Company.

                                                     /s/ Michael Kagan
                                                     Michael Kagan
                                                     Chief Executive Officer
                                                     May 11, 2004